SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 30, 2005

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.	Regulation FD Disclosure.

On November 30, 2005, William G. Walter, Chairman of the Board, President and Chief Executive Officer, had a presentation at the Morgan Stanley Small Cap Chemicals Roundtable in New York, New York. Slides used in his presentation at the meetings are included herein as an exhibit. These slides may also be accessed at the company’s website (www.fmc.com) and will be available for a period of at least thirty days.

This report is not deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

99.1	Slides used by William G. Walter, Chairman of the Board, President and Chief Executive Officer, in his presentation at the Morgan Stanley Small Cap Chemicals Roundtable in New York, New York on November 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ W. KIM FOSTER
W. Kim Foster
Senior Vice President and Chief Financial Officer

Date: December 2, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slides used by William G. Walter, Chairman of the Board, President and Chief Executive Officer, in his presentation at the Morgan Stanley Small Cap Chemicals Roundtable in New York, New York on November 30, 2005.